        Exhibit 10.32
SUBSTITUTION AND ASSUMPTION AGREEMENT AND RELEASE
THIS SUBSTITUTION AND ASSUMPTION AGREEMENT AND RELEASE (“Agreement”) is effective as of the 31st day of December, 2021, between Manning & Napier, Inc., a Delaware corporation (the “Company”), M&N Group Holdings, LLC, a Delaware limited liability company (“Holdings”), MNA Advisors, Inc. (f/k/a Manning & Napier Advisors, Inc.), a New York corporation (“MNA”), Manning & Napier Capital Company, LLC, a New York limited liability company (“MNCC”) and each of the other undersigned parties hereto (collectively, the “Parties”). Capitalized terms not defined herein have the meaning set forth in the Tax Receivable Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Exchange Agreement, dated as of November 23, 2011 (the “Exchange Agreement”), between the Company, Holdings, MNCC, Manning & Napier Group, LLC, a Delaware limited liability company (“Group”), and certain other undersigned parties, Holdings exchanged certain Units in Group for Class A shares of the Company in connection with the initial public offering of Class A shares of the Company (the “2011 Exchange”);
WHEREAS, following the 2011 Exchange, the Company is obligated to pay certain amounts to Holdings pursuant to that certain Tax Receivable Agreement, dated as of November 23, 2011 (the “Tax Receivable Agreement”), by and among the Company, Group, Holdings, MNCC and certain other undersigned parties, and Holdings is obligated to pay such amounts received (the “2011 Holdings Tax Receivable Payments”) to MNA, and MNA is obligated to pay any 2011 Holdings Tax Receivable Payments received from Holdings (the “2011 MNA Tax Receivable Payments”) to certain shareholders of MNA (the “2011 MNA Payees”);
WHEREAS, pursuant to the Exchange Agreement, on May 29, 2014, Holdings exchanged certain Units in Group for Class A shares of the Company (the “2014 Exchange”);
WHEREAS, following the 2014 Exchange, the Company is obligated to pay certain amounts to Holdings pursuant to the Tax Receivable Agreement, and Holdings is obligated to pay such amounts received (the “2014 Holdings Tax Receivable Payments”) to Richard Goldberg (the “2014 Holdings Payee”);
WHEREAS, pursuant to the terms of the Exchange Agreement, on June 30, 2021, Holdings and MNCC each exchanged certain Units in Group for Class A shares of the Company (the “2021 Exchange”);
WHEREAS, following the 2021 Exchange, the Company is obligated to pay certain amounts to Holdings and MNCC pursuant to the Tax Receivable Agreement, and Holdings is obligated to pay such amounts received (the “2021 Holdings Tax Receivable Payments”) to MNA, MNCC is obligated to pay such amounts received ( the “2021 MNCC Tax Receivable Payments”) to certain beneficial owners of MNCC (the “2021 MNCC Payees”), and MNA is obligated to pay any 2021 Holdings Tax Receivable Payments received from Holdings (the “2021 MNA Tax Receivable Payments”) to certain shareholders of MNA (the “2021 MNA Payees”);
WHEREAS, on June 25, 2021, MNA adopted a plan of liquidation;

WHEREAS, on the effective date hereof , MNCC filed its articles of dissolution;
WHEREAS, in connection with the liquidation of MNA, Holdings agrees to assume the obligation of MNA to make the 2011 MNA Tax Receivable Payments and 2021 MNA Tax Receivable Payments (collectively, the “MNA Tax Receivable Payments”) to the 2011 MNA Payees and 2021 MNA Payees (collectively, the “MNA Payees”), and Holdings and MNA agree that Holdings is no longer required to make any 2011 Holdings Tax Receivable Payments or 2021 Holdings Tax Receivable Payments to MNA;
WHEREAS, in connection with the 2021 Exchange, the Company agrees to assume the obligation of Holdings to make the 2014 Holdings Tax Receivable Payments to the 2014 Holdings Payee and to assume the obligation of Holdings to make the MNA Tax Receivable Payments to the MNA Payees; the Company, Holdings, the 2014 Holdings Payee, MNA, and the MNA Payees agree that Holdings is no longer obligated to make the 2014 Holdings Tax Receivable Payments to the 2014 Holdings Payee, to make the 2011 or 2021 Holdings Tax Receivable Payments to MNA, or to make the MNA Tax Receivable Payments to the MNA Payees; and Holdings and the Company agree that the Company is no longer obligated to make any payments to Holdings under the Tax Receivable Agreement in connection with the 2011 Exchange, 2014 Exchange or 2021 Exchange;
WHEREAS, in connection with the liquidation of MNCC, the Company agrees to assume the obligation of MNCC to make the 2021 MNCC Tax Receivable Payments to the 2021 MNCC Payees, and the Company and MNCC agree that the Company is no longer obligated to make payments to MNCC under the Tax Receivable Agreement in connection with the 2021 Exchange;
NOW, THEREFORE, in consideration of the foregoing premises, the respective covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, hereby agree as follows:
Article I
SUBSTITUTION AND ASSUMPTION AND RELEASE.
Section 1.01 SUBSTITUTION AND ASSUMPTION.
(a)Subject to the terms and conditions hereof, as of the effective date , the Parties agree that (i) the Company shall make all payments pursuant to the Tax Receivable Agreement otherwise due to Holdings or MNCC in connection with the 2011 Exchange, 2014 Exchange and 2021 Exchange to the MNCC Payees, the MNA Payees, and the 2014 Holdings Payee as applicable, (ii) as a result, the Company shall have no obligation to make payments to Holdings or MNCC pursuant to the Tax Receivable Agreement, and Holdings, MNCC and MNA, as applicable, shall have no obligation to make the 2011, 2014, or 2021 Holdings Tax Receivable Payments to MNA or the 2014 Holdings Payee, as applicable, the 2021 MNCC Tax Receivable Payments to the 2021 MNCC Payees or the MNA Tax Receivable Payments to the MNA Payees, as applicable, and (iii) Schedule A hereto sets forth the 2014 Holdings Payee, the 2021 MNCC Payees, and the MNA Payees and their corresponding interest in future payments to be made by the Company pursuant to the Tax Receivable Agreement in connection with the 2011 Exchange, 2014 Exchange and 2021 Exchange.
(a)Pursuant to Section 7.06 of the Tax Receivable Agreement, each of the 2014 Holdings Payee, the 2021 MNCC Payees, and the MNA Payees has executed a Joinder

Agreement to the Tax Receivable Agreement substantially in the form of Exhibit A. The Company and the other Parties hereto hereby consent to the transfer of the rights of Holdings and MNCC under the Tax Receivable Agreement to the 2014 Holdings Payee, the 2021 MNCC Payees, and the MNA Payees, as applicable.
Section 1.02 Release. From and after the effective date of this Agreement, to the extent applicable, each of the Parties hereto agrees completely to release Holdings from any and all obligations Holdings had or has pursuant to the Tax Receivable Agreement and any and all ancillary payment obligations thereunder or with respect thereto, as if such obligation or obligations had never been incurred or assumed by Holdings.
Section 1.03 Reservation of Rights and Remedies. This Agreement shall not, except as expressly provided herein, operate as a waiver of any right or remedy of any Party hereto with respect to any matter, agreement, or transaction as between such Party and any other Party or Parties prior to the effective date hereof. For the avoidance of doubt and without limiting the foregoing, the Parties reserve all of their respective rights to proceed to enforce their rights and remedies at any time and from time to time in connection with any matter, agreement, or transaction as between the Parties other than the matters expressly described herein.
Section 1.04 Member Representative Committee. By execution of this Agreement, each of the Holdings Payees, 2021 MNCC Payees and the MNA Payees (other than William Manning) (the “Non-Manning Members”) hereby agrees to appoint a committee comprised of five (5) of the Non-Manning Members who hold the largest interests in the MNA Tax Receivable Payments (excluding the interests in the MNA Tax Receivable Payments held by William Manning and Richard Goldberg) (the “Member Representative Committee”) as such Member’s representative, attorney-in-fact and agent of the Member with respect to the Tax Receivable Agreement. In connection therewith, the Member Representative Committee, by a vote of the majority of its members, is authorized to do or refrain from doing all further acts and things, and to execute all such documents as the Member Representative Committee shall deem necessary or appropriate, and shall have the power and authority to act for Non-Manning Members with regard to all matters pertaining to the Tax Receivable Agreement, including giving and receiving all notices and other information required to be given or received by the Non-Manning Members under the Tax Receivable Agreement, approving amendments to the Tax Receivable Agreement pursuant to Section 7.06, and resolving any disputes regarding the Tax Receivable Agreement pursuant to Section 7.08 or 7.09. All decisions and actions of the Member Representative Committee on behalf of a Non-Manning Member shall be binding upon such Member, and no such Member shall have the right to object, dissent, protest or otherwise contest the same. The Member Representative Committee shall act for Non-Manning Members on all of the matters set forth in the Tax Receivable Agreement in the manner the Member Representative Committee believes to be in the best interest of such Members. The Member Representative Committee shall not have any liability to any of such Members for any act done or omitted hereunder as Member Representative Committee while acting in good faith. As of the date of this Agreement, the following individuals shall serve on the Member Representative Committee: (i) B. Reuben Auspitz, (ii) Jeffrey Herrmann, (iii) Marc Tommasi, (iv) Timothy Willis, and (v) Patrick Cunningham. In the event a member of the Member Representative Committee becomes unable to perform his or her responsibilities as a member of the Member Representative Committee or resigns from such position, a new Non-Manning Member, holding the next highest interest in the MNA Tax Receivable payments (other than the interests held by William Manning and Richard Goldberg) shall be appointed to the Member Representative Committee so that such committee is always comprised of five (5) members. The Member Representative Committee shall provide the Company prompt written notice of any replacement of a member of the Member Representative Committee, including the identity and address of such new committee member.

The Company shall be entitled to rely conclusively on the instructions and decisions of the Member Representative Committee as to any actions required or permitted to be taken by the Member Representative Committee hereunder, and no Non-Manning Member shall have any cause of action against the Company regarding any action taken by the Company in reliance upon the instructions or decisions of the Member Representative Committee. The provisions of this Section 1.04 shall be binding upon the executors, heirs, legal representatives, personal representatives, successor trustees and successors of each such Member, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.
Article II
MISCELLANEOUS.
Section 1.01 Governing Law. This Agreement, and any claim, dispute or controversy of whatever nature arising out of or relating to this Agreement, shall be governed by and interpreted in accordance with the laws of the New York, without giving effect to any choice of law principles that would require the application of the laws of a different state.
Section 1.02 No Representations. Each Party to this Agreement has had the opportunity to consult with his, her or its own counsel and other advisors, including tax advisors, with respect to the subject matter of this Agreement or the transactions contemplated hereby. No Party is relying upon any representation, warranty or other statement of or from the Company or any of its stockholders, directors, officers, employees or counsel regarding the subject matter of this Agreement or the transactions contemplated hereby. Each Party has reviewed with their own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and they are relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
Section 1.03 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors and administrators of the Parties hereto.
Section 1.04 Entire Agreement; Amendments. This Agreement and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the Parties with regard to the subject matters hereof and thereof and shall supersede all prior agreements and understandings relating thereto. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by the Parties hereto.
Section 1.05 Scope of Agreement. Except as expressly set forth herein, the Parties agree that this Agreement relates solely to the subject matters of the 2011 Exchange, the 2014 Exchange, and the 2021 Exchange and has no bearing, by implication, omission, or otherwise, with respect to any other exchange or transaction entered into by any of the Parties hereto prior to the effective date hereof.
Section 1.06 Delays or Omissions. No delay or omission to exercise any right, power or remedy, upon any breach or default under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring.
Section 1.07 Waiver of Default. No waiver with respect to any breach or default in the performance of any obligation under the terms of this Agreement shall be deemed to be a waiver with respect to any subsequent breach or default, whether of similar or different nature. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement shall be effective only if made in writing and only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by virtue of law or otherwise afforded to any holder, shall be cumulative and not alternative.
Section 1.08 Further Instruments and Actions. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfilment of the agreements herein contained.
Section 1.09 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
Section 1.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
Section 1.11 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
THIS SPACE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth below.
M&N Group Holdings, LLC
By: /s/ William Manning
Name:William Manning
Title: Managing Member

Manning & Napier, Inc.
By: /s/ Sarah C. Turner
Name: Sarah C. Turner
Title: Corporate Secretary
Manning & Napier Capital Company, LLC
By: /s/ Jeffrey Herrmann
Name:Jeffrey Herrmann
Title: Authorized Signatory

MNA Advisors, Inc.
By: /s/ Jeffrey Herrmann
Name:Jeffrey Herrmann
Title: Authorized Signatory

Christian Andreach
By: /s/ Christian Andreach
Name:Christian Andreach
Title: Authorized Signatory

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B. Reuben Auspitz
By: /s/ B.Reuben Auspitz
Name:B.Reuben Auspitz
Title: Authorized Signatory

Jack Bauer
By: /s/ Jack Bauer
Name:Jack Bauer
Title: Authorized Signatory

Kristin Castner
By: /s/ Kristin Castner
Name:Kristin Castner
Title: Authorized Signatory

Robert Conrad
By: /s/ Robert Conrad
Name:Robert Conrad
Title: Authorized Signatory

Jeffrey Coons
By: /s/ Jeffrey Coons
Name:Jeffrey Coons
Title: Authorized Signatory

Christopher Cummings
By: /s/ Christopher Cummings
Name:Christopher Cummings
Title: Authorized Signatory

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Patrick Cunningham
By: /s/ Patrick Cunningham
Name:Patrick Cunningham
Title: Authorized Signatory

Eric Daniels
By: /s/ Eric Daniels
Name:Eric Daniels
Title: Authorized Signatory

Antony Desorbo
By: /s/ Antony Desorbo
Name:Antony Desorbo
Title: Authorized Signatory

Jeffrey Donlon
By: /s/ Jeffrey Donlon
Name:Jeffrey Donlon
Title: Authorized Signatory

Samuel Drost
By: /s/ Samuel Drost
Name:Samuel Drost
Title: Authorized Signatory

Beth Galusha
By: /s/ Beth Galusha
Name:Beth Galusha
Title: Authorized Signatory

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Brian Gambill
By: /s/ Brian Gambill
Name:Brian Gambill
Title: Authorized Signatory

Christine Glavin
By: /s/ Christine Glavin
Name:Christine Glavin
Title: Authorized Signatory

Richard Goldberg
By: /s/ Richard Goldberg
Name:Richard Goldberg
Title: Authorized Signatory

Justin Goldman
By: /s/ Justin Goldman
Name:Justin Goldman
Title: Authorized Signatory

Keith Harwood
By: /s/ Keith Harwood
Name:Keith Harwood
Title: Authorized Signatory

Jodi Hedberg
By: /s/ Jodi Hedberg
Name:Jodi Hedberg
Title: Authorized Signatory

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Gary Henderson
By: /s/ Gary Henderson
Name:Gary Henderson
Title: Authorized Signatory

James Herbst
By: /s/ James Herbst
Name:James Herbst
Title: Authorized Signatory

Jeffrey Herrmann
By: /s/ Jeffrey Herrmann
Name:Jeffrey Herrmann
Title: Authorized Signatory

Brian Lester
By: /s/ Brian Lester
Name:Brian Lester
Title: Authorized Signatory

Jason Lisiak
By: /s/ Jason Lisiak
Name:Jason Lisiak
Title: Authorized Signatory

Christopher Long
By: /s/ Christopher Long
Name:Christopher Long
Title: Authorized Signatory

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Mark MacPherson
By: /s/ Mark MacPherson
Name:Mark MacPherson
Title: Authorized Signatory

Michael Magiera
By: /s/ Michael Magiera
Name:Michael Magiera
Title: Authorized Signatory

William Manning
By: /s/ William Manning
Name:William Manning
Title: Authorized Signatory

Kathryn Mauer
By: /s/ Kathryn Mauer
Name:Kathryn Mauer
Title: Authorized Signatory

Michele McGinn
By: /s/ Michele McGinn
Name:Michele McGinn
Title: Authorized Signatory

Michele Mosca
By: /s/ Michele Mosca
Name:Michele Mosca
Title: Authorized Signatory

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George Nobilski
By: /s/ George Nobilski
Name:George Nobilski
Title: Authorized Signatory

Otto Odendahl
By: /s/ Otto Odendahl
Name:Otto Odendahl
Title: Authorized Signatory

Christopher Petrosino
By: /s/ Christopher Petrosino
Name:Christopher Petrosino
Title: Authorized Signatory

Robert Pickels
By: /s/ Robert Pickels
Name:Robert Pickels
Title: Authorized Signatory

Scott Pilchard
By: /s/ Scott Pilchard
Name:Scott Pilchard
Title: Authorized Signatory

Michael Platania
By: /s/ Michael Platania
Name:Michael Platania
Title: Authorized Signatory

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David Roewer
By: /s/ David Roewer
Name:David Roewer
Title: Authorized Signatory

Ajay Sadarangani
By: /s/ Ajay Sandarangani
Name:Ajay Sandarangani
Title: Authorized Signatory

Paul Smith
By: /s/ Paul Smith
Name:Paul Smith
Title: Authorized Signatory

Charles Stamey
By: /s/ /Charles Stamey
Name:Charles Stamey
Title: Authorized Signatory

Marc Tommasi
By: /s/ Marc Tommasi
Name:Marc Tommasi
Title: Authorized Signatory

Virge Trotter
By: /s/ Virge Trotter
Name:Virge Trotter
Title: Authorized Signatory

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Jeffrey Tyburski
By: /s/ Jeffrey Tyburski
Name:Jeffrey Tyburski
Title: Authorized Signatory

Jay Welles
By: /s/ Jay Welles
Name:Jay Welles
Title: Authorized Signatory

Timothy Willis
By: /s/ Timothy Willis
Name:Timothy Willis
Title: Authorized Signatory

Sean Yarton
By: /s/ Sean Yarton
Name:Sean Yarton
Title: Authorized Signatory

Richard Yates
By: /s/ Richard Yates
Name:Richard Yates
Title: Authorized Signatory
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Exhibit A
JOINDER AGREEMENT

SCHEDULE A
PAYEE SCHEDULE